Exhibit 10.01

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”) dated as of October 25, 2006 is made by and among CERIDIAN CORPORATION, a Delaware corporation (the “Borrower”), CERIDIAN CANADA LTD., a corporation organized under the laws of Canada (the “Canadian Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders under such Credit Agreement signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Canadian Borrower, Bank of America, as the Administrative Agent, Swing Line Lender and L/C Issuer and the Lenders have entered into that certain Credit Agreement dated as of November 18, 2005 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit facility and a swing line facility, and to the Canadian Borrower a subfacility thereof for the making of revolving credit loans thereto; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement to, among other things, amend the definition of Canadian Subfacility Funding Lender, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)           The existing definition of “Canadian Subfacility Funding Lender” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

“Canadian Subfacility Funding Lender” means, with respect to each Canadian Subfacility Loan, each Canadian Subfacility Funding Fronting Lender.

(b)           The existing definition of “Canadian Subfacility Participating Lender” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

“Canadian Subfacility Participating Lender” means, with respect to each Canadian Subfacility Loan, each of Wachovia Bank, National Association, PNC Bank, National Association, Wells Fargo Bank, National Association, AmSouth

Bank, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, The Bank of New York and Mellon Bank, N.A., but specifically excludes any assignees thereof otherwise permitted hereunder.

2.             Effectiveness; Conditions Precedent.  The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a)            the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Canadian Borrower, the Administrative Agent, the Canadian Subfacility Agent, each of the Canadian Subfacility Funding Fronting Lenders, and each of the Required Lenders;

(b)           all fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses); and

(c)            such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent, the L/C Issuer or any Lender shall reasonably request.

3.             Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower and the Canadian Borrower represent and warrant to the Administrative Agent and the Lenders as follows:

(a)            Before and after giving effect to this Amendment, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in Section 5.10 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Credit Agreement, and (B) no Default exists; and

(b)           This Amendment has been duly authorized, executed and delivered by the Borrower and the Canadian Borrower and constitutes a legal, valid and binding obligation of the Borrower and the Canadian Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

4.             Entire Agreement.  This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise

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expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

5.             Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as a manually executed counterpart of this Amendment.

7.             Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

8.             Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.             References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

10.           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the Canadian Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

CERIDIAN CORPORATION, as
Borrower

By:	/s/ David B. Kuhnau
Name:	David B. Kuhnau
Title:	Vice President and Treasurer

CERIDIAN CANADA LTD., as
Canadian Borrower

By:	/s/ David B. Kuhnau
Name:	David B. Kuhnau
Title:	Vice President and Treasurer

Signature Page

Ceridian Corporation

Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Mollie S. Canup
Name:	Mollie S. Canup
Title:	Vice President

BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Subfacility Agent

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Assistant Vice President

BANK OF AMERICA, N.A., acting through its Canada branch

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Kevin McMahon
Name:	Kevin McMahon
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
TORONTO BRANCH

By:	/s/ Sabir Hashmy
Name:	Sabir Hashmy
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ John G. Taylor
Name:	John G. Taylor
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Benjamin Kline
Name:	Benjamin Kline
Title:	Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Mark H. Halldorson
Name:	Mark H. Halldorson
Title:	Vice President

AMSOUTH BANK
By:	/s/ Monty Trimble
Name:	Monty Trimble
Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH
By:	/s/ Matthew A. Ross
Name:	Matthew A. Ross
Title:	Vice President & Manager

THE BANK OF NEW YORK
By:	/s/ Walter C. Parelli
Name:	Walter C. Parelli
Title:	Vice President

MELLON BANK, N.A.
By:	/s/ Daniel J. Lenckos
Name:	Daniel J. Lenckos
Title:	First Vice President